Exhibit 23.3



              CONSENT OF LERNER DAVID LITTENBERG KRUMHOLZ & MENTLIK


      We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 of EMCORE Corporation for the registration of its Common Stock.


                                                           Lerner David
   Littenberg Krumholz & Mentlik




   Westfield, New Jersey
   December 23, 1996
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